Exhibit 10.2

                             SUBSCRIPTION AGREEMENT

      (Private Offering of (i) 1,200,000 Shares of Common Stock, and (ii) $300,000 6% Convertible Subordinated Notes of Transbotics Corporation)

                  This Subscription Agreement (the "Agreement") is made and entered into as of this 23rd day of September, 2003 (the "Subscription Date") by and between Transbotics Corporation, a Delaware corporation (the "Company"), and Robison-Oates Investment Fund, L.L.C., a North Carolina limited liability company ("Purchaser").

                  WHEREAS, the Company is offering for sale (i) 1,200,000 shares of its Common Stock, $0.01 par value per share (the "Shares"), at a price per share of Twenty Five Cents ($0.25) and (ii) $300,000 6% Convertible Subordinated Notes (the "Notes") in a private offering (the "Offering") to accredited investors;

                  WHEREAS, Purchaser desires to purchase from the Company, and the Company desires to sell and issue to Purchaser, (i) 600,000 Shares and a
(ii) Note in the principal amount of One Hundred Fifty Thousand Dollars ($150,000.00) (herein, the "Purchased Shares and Note"), upon the terms and subject to the conditions set forth in this Agreement;

                  WHEREAS, Purchaser agrees that the Company may rely on Purchaser's representations herein in connection with the issuance of the Purchased Shares and Note to Purchaser;

                  NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants and conditions herein contained and for other good and valuable consideration, the parties hereby agree as follows:

                  1. Sale of Purchased Shares and Note to Purchaser. At the Closing (as hereinafter defined), the Company shall sell and issue to Purchaser, and Purchaser shall purchase from the Company, the Purchased Shares and Note, upon the terms and subject to the conditions set forth in this Agreement.

                  2. Purchase Price for Purchased Shares. In consideration for the sale and issuance of the Shares pursuant to Section 1 of this Agreement, Purchaser shall pay to the Company the sum of Twenty Five Cents ($0.25) per share for the total sum of One Hundred Fifty Thousand Dollars ($150,000.00) for the Shares (the "Share Purchase Price").

                  3. Purchase Price for the Note. In consideration for the sale and issuance of the Note, pursuant to Section 1 of this Agreement, Purchaser shall pay to the Company the sum of One Hundred Fifty Thousand Dollars ($150,000.00) (the "Note Purchase Price") (the Share Purchase Price and Note Purchase Price are referred to together as the "Total Purchase Price").

                  4. Payment of Total Purchase Price. The Total Purchase Price shall be payable by (i) wire transfer of the Total Purchase Price to such account of the Company as designated by the Company, (ii) delivery to the Company of a cashier's check for the Total Purchase Price payable to the order of the Company, or (iii) such other means of payment of the Total Purchase Price as approved by the Company.

                  5. Delivery of the Purchased Shares and Note. On or promptly after the Closing Date (as hereinafter defined) (i) a certificate evidencing the Purchased Shares registered in the name of Purchaser shall be executed, issued and delivered to Purchaser by the Company, and (ii) a promissory note in the form attached hereto as Exhibit A shall be executed, issued and delivered to the Purchaser by the Company.

                  6. Representations, Warranties and Acknowledgements of Purchaser. Purchaser hereby represents, warrants and acknowledges to the Company as of the Subscription Date and the Closing Date, and the Company may rely on the same in consummating the Offering and the other transactions herein contemplated, as follows:

                  6.01 Validity. When accepted by the Company, this Agreement will constitute the legally valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

                  6.02 Disclosure by the Company. Purchaser acknowledges that the Company is subject to the periodic reporting requirements of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and, accordingly, that information about the Company is available to Purchaser under the Electronic Data Gathering, Analysis and Retrieval system of the Securities and Exchange Commission (the "EDGAR System"). Purchaser further acknowledges that Purchaser has access to the EDGAR System and has had the opportunity to review filings of the Company that are available thereon.

                  6.03 Other Information. In addition to the information contained on the EDGAR System, Purchaser has had access to all documents, records and books pertaining to the Company and the Offering as requested by Purchaser and has had the opportunity to ask questions of and receive answers from the officers of the Company concerning the terms and conditions of the Offering and operations of the Company.

                  6.04 No Review. Purchaser is aware that no federal or state agency has made any finding or determination as to the fairness for public or private investment, nor any recommendation or endorsement, of the Shares or the Note as an investment.

                  6.05 Speculative Nature. Purchaser recognizes the speculative nature of an investment in the Purchased Shares and the Note.

                  6.06 Holding of Purchased Shares and Note. Purchaser must bear the economic risk of its investment in the Purchased Shares and Note for an indefinite period of time because the Purchased Shares and Note have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon an exemption from such registration requirements set forth in Rule 506 of Regulation D promulgated under the 1933 Act ("Regulation D") and, therefore, cannot be sold unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. Purchaser acknowledges that the Company will make a notation in its transfer records and on the certificate representing the Purchased Shares and Note regarding said restrictions on transfer of the Purchased Shares and Note and that the Purchased Shares and Note may not be sold without registration under the 1933 Act or exemption therefrom.

                  6.07 Financial Knowledge and Experience. Purchaser has knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Purchased Shares and Note, is not utilizing any other person to be its "Purchaser Representative" (as defined in Regulation D) in connection with evaluating such merits and risks, and offers as evidence of its knowledge and experience in these matters the representations and information set forth in this Agreement.

                  6.08 Economic Risk. Purchaser is willing and able to bear the economic risk of an investment in the Purchased Shares and Note (in making this representation, consideration has been given to whether Purchaser can afford to hold the Purchased Shares and Note for an indefinite period of time and whether, at this time, Purchaser can afford a complete loss of its investment).

                  6.09 Accredited Investor. Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D (an "Accredited Investor"). In addition to certain institutional investors and fiduciaries, an Accredited Investor in the Company includes any person or entity that falls within any one of the following categories:

                           (a) any natural person whose individual net worth, or
                  joint net worth with such person's spouse, exceeds $1,000,000;

                           (b) any natural person who had an individual income
                  in excess of $200,000 in each of the two most recent tax years or joint income with such person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

                           (c) any corporation, business trust or partnership
                  not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

                           (d) any entity in which all of the equity owners are
                  "Accredited Investors";

                           (e) any trust, with total assets in excess of
                  $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a "Sophisticated Person" (as described in Rule 506 of Regulation D);

                           (f) any employee benefit plan within the meaning of
                  the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in
                  Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are Accredited Investors; or

                           (g) any director or executive officer of the Company.

                  6.10 Commitments. Purchaser's overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

                  6.11 Liquidity. Purchaser has adequate means of providing for its current needs and personal contingencies and has no need for liquidity in its investment in the Purchased Shares and Note.

                  6.12 Objective. The objectives of the Company are compatible with Purchaser's investment goals.

                  6.13 Investment Intent. Purchaser is purchasing the Purchased Shares and Note for the Purchaser's own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Purchased Shares and Note.

                  6.14 Information About Purchaser. The information about Purchaser on Schedule I attached hereto shall be completed by Purchaser prior to the execution by Purchaser of this Agreement and such information is true, correct and complete in all respects.

                  6.15 Advisors. Purchaser understands that it should consult its own legal counsel, accountant or business advisor as to the legal, tax and other matters concerning the Offering, its purchase of the Purchased Shares and its execution of this Agreement.

                  6.16 Public Trading in Company Common Stock. Purchaser acknowledges that the Common Stock of the Company is not currently traded on any stock exchange or listed by NASDAQ as a National Market or Small-Cap Issue.

                  6.17 Additional Offerings of Capital Shares. If the Board of Directors of the Company decides that the Company requires additional capital and seeks to raise the funds necessary to meet immediate and reasonable future needs of the Company by offering for sale additional capital shares and/or notes or other securities of the Company ("Securities"), the Board of Directors of the Company may in its absolute discretion determine the price and terms at which the Securities may be sold without offering the Securities to Purchaser.

                   7. Representations, Warranties and Acknowledgements of the Company. The Company hereby represents, warrants and acknowledges to Purchaser as of the Subscription Date and the Closing Date, and Purchaser may rely on the same in consummating the Offering, as follows:

                  7.01 Due Incorporation. The Company is a corporation duly organized and validly existing under the Delaware General Corporation Law.

                  7.02 Validity. Each of the Agreement and the Note constitutes the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  7.03 Fully Paid and Nonassessable Shares. Upon receipt by the Company of the proceeds from the Purchased Shares and the delivery of the certificate(s) for the Purchased Shares to Purchaser, the Purchased Shares will be validly issued, fully paid and nonassessable.

                  7.04 Danaher License Agreement. The Company is not in breach of its obligations (except as to the timeliness of certain payments) under that certain License Agreement dated November 30, 2000 between the Company and an affiliate of Danaher Corporation f/k/a Netzler & Dahlgren Co AB (hereinafter, "Danaher"), as amended by that certain agreement dated March 2, 2001 between the Company and Danaher, and has not received any written notice of default from Danaher.

                  8. Board Observer. Purchaser and the Company agree that, so long as (i) Purchaser owns more than 300,000 shares of Company stock, or (ii) there remains more than $150,000.00 of principal unpaid under the Note, Purchaser may appoint one designated observer to the Company's Board of Directors (the "Designated Observer"), who shall have a nonvoting, observer capacity. The Company shall provide to such Designated Observer, concurrently with the members of the Board of Directors (the "Board"), and in the same manner, notice of any and all Board meetings and a copy of all materials provided to Board members; provided, however, that a majority of the Board shall have the right to exclude the Designated Observer from portions of meetings of the Board or not provide the Designated Observer with certain information if such Board members believe in good faith, based on the advice of Company counsel, that such exclusion or omission is necessary in order to (i) preserve the attorney-client privilege or (ii) fulfill the Company's obligations with respect to confidential or proprietary information of third parties. Purchaser agrees that it shall appoint Haynsworth Robison to serve as the Designated Observer until such time as Purchaser designates in writing to the Company a replacement Designated Observer.

                  9. Investor Rights Agreement. Purchaser and the Company are in agreement that Purchaser shall have the registration rights set forth in the form of Investor Rights Agreement attached hereto as Exhibit B. The parties acknowledge that the Company and Purchaser shall enter into such Investor Rights Agreement simultaneously with the execution hereof.

                  10. Closing. The closing of the issue and sale of the Purchased Shares and Note by the Company to Purchaser pursuant to this Agreement (the "Closing") shall occur promptly after the later of (i) receipt by the Company of binding subscription agreements for the purchase of all of the Shares and Notes in the Offering, (ii) the Company's execution of this Agreement to indicate its acceptance hereof, and (iii) the delivery of the Total Purchase Price to the Company.

                  11. Further Action. The parties agree that they will, at any time and from time to time, after the date hereof, upon request of the other party hereto, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, agreements, assurances and powers of attorney as may be reasonably required to carry out the transaction herein contemplated.

                  12. Notices. Unless otherwise required by law, all notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary) if delivered by hand to the party to whom said notice or other communications shall have been directed, or mailed by certified or registered mail with postage prepaid, or shipped and receipted by express courier service with charges prepaid by shipper and addressed as follows (or to such other address as may be designated by notice given pursuant hereto): (i) if to the Company, to Claude Imbleau, President, at 3400 Latrobe Drive, Charlotte, North Carolina 28211, and (ii) if to Purchaser, to Purchaser at its address indicated on Schedule I attached hereto.

                  13. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and permitted assigns.

                  14. Amendments. No amendments or variations of the terms and conditions of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

                  15. Governing Law. This Agreement shall be construed and enforced pursuant to the laws of the State of Delaware.

                  16. Entire Agreement. This instrument contains the entire agreement between the parties hereto with respect to the transactions contemplated in this Agreement.

                  17. Assignment. Neither of the parties hereto may assign, transfer or otherwise dispose of any of their rights or obligations under this Agreement except with the prior written consent of the other party hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Purchaser and the Company have executed this Agreement as of the dates indicated below, to be effective as of the date of the Company's acceptance hereof or such other date indicated in the preamble hereof as the Subscription Date.



Number of Purchased Shares:  600,000         Share Purchase Price at
                                             $0.25 per share:    $150,000.00

Amount of 6% Convertible Subordinated Note: $150,000.00


Robison-Oates Investment Fund, L.L.C.


By: /s/ John H. Robison
     ------------------


            Its:  Manager
                  -------
Dated: 9/23/03
       -------

SUBSCRIPTION ACCEPTED AND AGREED TO


TRANSBOTICS CORPORATION



By:     /s/ Claude Imbleau
        ------------------
          Its: /s/ President
                -------------

Dated:    9/23/03
          -------

                                                                     Schedule I
                                                                     ----------


1. Name of Purchaser (Please print name in exactly the form desired for issuance of the Shares): Robison-Oates Investment Fund, L.L.C.
                                            ------------------------------------

2.   Primary residence address of Purchaser if Purchaser is an individual:

     ------------------------------------------------------------------------

3. Mailing address of Purchaser (this will be the record address for the Shares): c/o: John H. Robison, UVEST Financial Services, 200 South
               -----------------------------------------------------------------
     College St., 21st Floor, Charlotte, NC 28202
     --------------------------------------------

4.   Social security or federal identification number of Purchaser:

5.   Purchaser  is an  Accredited  Investor for the reasons set forth in Section
     5.09 (_d_) of the Subscription Agreement (fill in appropriate subsection).

6. Type of entity if Purchaser is not an individual (please check appropriate box):

         a.               corporation

         b.               partnership

         c.      [XX]     limited liability company

         d.               trust

         e.               bank or savings and loan association

         f.               broker dealer

         g.               insurance company

         h.               investment company registered under
                          the Investment Company Act of 1940 or a business development company as defined in that act

         i. private business development company as defined in the Investment Advisors Act of 1940

         j.               small business investment compan licensed by the U.S.
                          Small Business Administration

         k. plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees ("Government Employee Plan")

         l. organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("Charitable Organization")

         m.               employee pension benefit plan subject to ERISA
                          ("ERISA Plan")

         n.               other (please describe):
                                                  ------------------------------

7. If Purchaser is a corporation, partnership, limited liability company, trust or Charitable Organization, please answer the following questions:

     a.   Was such entity formed for the purpose of purchasing the Shares?

                                    X Yes            No

     b. If question 7(a) above is answered "Yes," please list below the names and addresses of the holders of all beneficial interests in such entity and indicate whether or not such holders are accredited investors:

          Suzy D. Riley, Accredited
          John Henry Robison, IV, Accredited
          Stephen Barnes Robison, Accredited
          Paul Haynsworth Robison, Accredited
          Mary Yorke Oates, Accredited

          8. If the undersigned is a corporation, partnership, limited liability company, trust, Government Employee Plan, ERISA Plan or Charitable Organization, does such entity possess total assets in excess of $5,000,000?

                                      Yes          X No

9.   If the undersigned is an ERISA Plan, please answer the following questions:

     a. Has the decision to purchase the Purchased Shares been made by a plan fiduciary which is either a bank, savings and loan association, insurance company, or a registered investment advisor?

                                      Yes            No

     b. If the ERISA Plan is a "self-directed" plan, are investment decisions made solely by accredited investors?

                                      Yes            No

10. State of organization of entity if Purchaser is not an individual: North Carolina

11. Date of organization of entity if Purchaser is not an individual: September 10, 2003

             /s/ John H Robison, manager for Robison Oates Investment Fund, LLC_
             ------------------------------------------------------------------
                                                 Purchaser

                                    EXHIBIT A

                    FORM OF 6% CONVERTIBLE SUBORDINATED NOTE

THE NOTE REPRESENTED HEREBY, AND ALL SHARES OF CAPITAL STOCK ISSUABLE HEREUNDER UPON CONVERSION, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF NORTH CAROLINA. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS REMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                             TRANSBOTICS CORPORATION

                        6% CONVERTIBLE SUBORDINATED NOTE


$150,000.00                                          Charlotte, North Carolina
                                                     September 23, 2003



         FOR VALUE RECEIVED, the undersigned, Transbotics Corporation, a Delaware corporation (the "Company"), promises to pay to the order of Robison-Oates Investment Fund, L.L.C., a North Carolina Limited Liability company (the "Holder"), the principal sum of One Hundred and Fifty Thousand and No/100 U.S. Dollars ($150,000.00) at the principal address of Holder in Charlotte, North Carolina, or at such other location as is specified by written notice from Holder to the Company, together with interest on the unpaid amount of said principal sum from time to time outstanding at the rate per annum equal to six percent (6%), with quarterly payments of interest commencing November 30, 2003. Principal and any accrued and unpaid interest shall be due and payable on September 30, 2013.

         If any payment of principal or interest under this note shall be due on a Saturday, Sunday or any day on which banks in Charlotte, North Carolina are legally closed to business, such payment shall be made on the next succeeding business day and interest shall continue to accrue on the unpaid balance of the principal sum of this note until the date payment is received by Holder.

         This note is subject to redemption in whole or in part, by the Company at any time after September 30, 2006 by the Company providing thirty (30) days prior written notice and its payment of the principal of and accrued interest on this note.

         For as long as this note is outstanding, this note may be converted in whole, but not in part, at the option of the Holder into shares of common stock of the Company at a conversion price of $0.40 per share by providing the Company with this note duly endorsed by Holder and the conversion notice in the form set forth on Annex A attached hereto.

         Notwithstanding any provision to the contrary contained herein, this Note and the obligations hereunder are expressly subordinate in accordance with the terms of Annex B hereto to the Company's obligations to its Lender referred to in Annex B. By acceptance of this Note, the Holder hereby acknowledges and agrees that rights under this Note are subordinate to the rights of the Lender in accordance with the terms of Annex B hereto. The foregoing subordination shall not impair or otherwise affect the validity, as between the Company and the Holder, of this Note.



         This note is being delivered in the State of North Carolina and all sums payable under this note are payable in the State of North Carolina. This note shall be governed, construed and enforced in accordance with the substantive laws of the United States and the State of North Carolina, without regard to rules governing conflict of laws. The provisions of this note are severable, and the invalidity or unenforceability of one or more of the provisions of this note shall not affect or impair the validity or enforceability of the remaining terms hereof.

         IN WITNESS WHEREOF, the duly authorized officer of the Company has
         ------------------
executed this note on the date first above written.





                                       TRANSBOTICS CORPORATION


                                       By:    /s/ Claude Imbleau
                                              -----------------

                                       Its:  President
                                             ---------------------

                                     ANNEX A


                            FORM OF CONVERSION NOTICE

                             TRANSBOTICS CORPORATION


The undersigned owner of the 6% Convertible Subordinated Note attached hereto irrevocably exercises the option to convert this 6% Convertible Subordinated
Note into 375,000 shares of Common Stock of Transbotics Corporation. (such conversion being at a conversion price of $0.40 per share), and directs that the shares issuable and deliverable upon the conversion, be issued and delivered to the registered Holder thereof as soon as practicable hereafter. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest and taxes accompanies this 6% Convertible Subordinated Note.

Dated:________________    Signature: ____________________________________

                                    Name of Holder Printed:____________________



-----------------------------
(Street Address)


-----------------------------
(City, State and zip code)


Social Security or other Taxpayer Identification Number:_______________________


Signature Guarantee:____________________________________________________

                                     ANNEX B
                                       TO
                       6% CONVERTIBLE SUBORDINATED NOTE OF
                             TRANSBOTICS CORPORATION


         1.01 Definitions. In addition to the terms defined above in this 6% Convertible Subordinated Note, the following terms shall have the following meanings:

         "Senior Credit Agreement" means the Credit Agreement dated as of _______, 2003, by and between the Company and the Lender referred to therein, as amended, restated, supplemented or otherwise modified from time to time and any and all credit agreements relating to any refinancings respecting the Senior Indebtedness.

         "Senior Default" means any Default or Event of Default under the Senior Credit Agreement or any document referred to therein.

         "Senior Indebtedness" means the obligations of the Company as described in the Senior Credit Agreement, and in each case any amendment, restatement, extension, renewal, or other modification thereof, and any indebtedness for borrowed money refinancing, in whole or in part, such obligation, provided that the principal amount of such indebtedness to which the Subordinated Note is subordinated shall not exceed $500,000.

         "Subordinated Note" means the $150,000.00 6% Convertible Subordinated Note payable by Transbotics Corporation to the order of Robison-Oates Investment Fund, L.L.C. to which this Annex B is annexed.

         1.02 Subordination Upon Distribution of Assets. Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings or pursuant to any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company (any such event is referred to herein as a "Bankruptcy"), all Senior Indebtedness shall first be paid in full in cash before any payment is made on account of this Subordinated Note, or to acquire this Subordinated Note for cash or property and any such payment or distribution which otherwise would be payable or deliverable upon or with respect to this Subordinated Note shall be paid or delivered directly to the holder of the Senior Indebtedness for application to the payment or prepayment of the Senior Indebtedness until the Senior Indebtedness shall have been paid in full in cash.

         1.03 Limitations on Payment. Upon the occurrence of any Senior Default and unless and until such Senior Default shall have been cured in a manner satisfactory to the holder of the Senior Indebtedness or effectively waived in writing by such holder, no direct or indirect payment (in cash, property, securities or by set-off or otherwise) shall be made of or on account of this Subordinated Note or in respect of any redemption, retirement, purchase or other acquisition of this Subordinated Note. Upon any such cure or waiver of such Senior Default, the Company may pay to the Holder all sums then due and payable under this Subordinated Note.

         1.04 Payments and Distributions Received. If the Holder shall have received any payment from or distribution of assets of the Company or proceeds of any collateral, in respect of this Subordinated Note in contravention of the terms of this Annex B, then and in such event such payment, distribution or proceeds shall be received and held in trust for and shall be paid over or delivered to the holder of Senior Indebtedness, to the extent necessary to pay all such Senior Indebtedness in full in cash.

         1.05 Proofs of Claim. If, while any Senior Indebtedness is outstanding, the Company shall commence or be subject to any Bankruptcy, the Holder shall duly and promptly take such action as the holder of Senior Indebtedness may reasonable request to collect any payment with respect to this Subordinated Note for the account of the holder of the Senior Indebtedness and to file appropriate claims or proofs of claim in respect of this Subordinated Note. Upon the failure of the Holder to take any such action, the holder of Senior Indebtedness is hereby irrevocably authorized and empowered (in its own name or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in respect of this Subordinated Note and to file claims and proofs of claim with respect of this Subordinated Note and the Holder hereby appoints the holder of Senior Indebtedness or its representative as attorney-in-fact for such Holder to take any and all actions permitted by this paragraph to be taken by such Holder.

         1.06 Subrogation. After all amounts payable under or in respect of Senior Indebtedness are paid in full in cash or in a manner satisfactory to the holders thereof, the Holder shall be subrogated to the rights of the holder of Senior Indebtedness to receive payments or distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holder have been applied to the payment of Senior Indebtedness. A distribution made under this Annex B to a holder of Senior Indebtedness which otherwise would have been made to the Holder is not, as between the Company and the Holder, a payment by the Company on Senior Indebtedness.

         1.07 Subordination May Not Be Impaired by the Maker. No right of any holder of any Senior Indebtedness to enforce the subordination of this Subordinated Note shall be impaired by any failure to act by the Company or such holder of Senior Indebtedness or by the failure of the Company or such holder to comply with this Subordinated Note. The provisions of this Annex B shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness as a result of the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

         1.08 Subordination Not Impaired: Benefit of Subordination. The Holder agrees and consents that without notice to or assent by such Holder, and without affecting the liabilities and obligations of the Company and any Holder and the rights and benefits of the holders of the Senior Indebtedness set forth in this Annex B:

         (a) The obligations and liabilities of the Company and any other party or parties for or upon the Senior Indebtedness may, from time to time, be amended, restated, renewed, refinanced, extended, compromised, supplemented, terminated, waived or released or otherwise modified (but shall not be increased to a principal amount exceeding $500,000);

         (b) The holder of Senior Indebtedness, and any representative or representatives acting on behalf thereof, may exercise or refrain from exercising any right, remedy or power granted by or in connection with any agreements relating to the Senior Indebtedness; and

         (c) Any balance or balances of funds with the holder of Senior Indebtedness at any time outstanding to the credit of the Company may, from time to time, in whole or in part, be surrendered or released;

all as the holder of the Senior Indebtedness, and any representative or representatives acting on behalf thereof, may deem advisable, and all without impairing, abridging, diminishing, releasing or affecting the subordination of this Subordinated Note to the Senior Indebtedness provided for herein.

         1.9 Amendments. The provisions of this Annex B are for the benefit of the holders from time to time of Senior Indebtedness and, so long as any Senior Indebtedness remains outstanding, may not be modified, rescinded or canceled in whole or in part without the prior written consent thereto of the holder of Senior Indebtedness.

         1.10 Covenants of Holders. Until all of the Senior Indebtedness has been paid in full in cash.

         (a) The Holder shall not sell, assign, transfer or pledge this Subordinated Note unless expressly subject to the terms of this Annex B or take any security or collateral to secure this Subordinated Note;

         (b) The Holder shall not release, exchange, extend the time of payment of, compromise, set off or otherwise discharge any part of this Subordinated Note or modify or amend this Subordinated Note in such manner as to have an adverse effect upon the rights of the holder of Senior Indebtedness without such holder's prior written consent;

         (c) The Holder hereby undertakes and agrees for the benefit of the holder of Senior Indebtedness that, upon the occurrence and during the continuance of a Senior Default, it shall take any actions reasonably requested by the holder of Senior Indebtedness to effectuate the full benefit of the subordination contained herein; and


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


         (d) The Holder hereby undertakes and agrees for the benefit of the holder of Senior Indebtedness that he will not vote his claim or claims with respect to this Subordinated Note in a manner inconsistent with the terms of this Annex B.

         1.11 Miscellaneous. (a) To the extent permitted by applicable law, the Holder of this Subordinated Note and the Company hereby waive (i) notice of acceptance hereof by the holder of the Senior Indebtedness and (ii) all diligence in the collection or protection of or realization upon the Senior Indebtedness.

         (b) The Company and the Holder hereby expressly agree that the holder of Senior Indebtedness may enforce any and all rights derived herein by suit, either in equity or law, for specific performance of any agreement contained in this Annex B or for judgment at law and any other relief whatsoever appropriate to such action or procedure.

         (c) The Holder acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, and inducement and a consideration to the holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of this Agreement, and the holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold such Senior Indebtedness.



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